UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2020

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices, and Zip Code)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	RHE	NYSE American
10.875% Series A Cumulative Redeemable Preferred Stock, no par value	RHE-PA	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

Regional Health Properties, Inc. (the “Company”) is unable to meet the filing deadline for its Quarterly Report on Form 10-Q for the three months ended March 31, 2020 (the “Quarterly Report”) due to circumstances related to the COVID-19 pandemic and its impact on the Company’s operations. The Company is relying on the Securities and Exchange Commission’s Order Under Section 36 of the Securities and Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465) (the “Order”), to delay the filing of the Quarterly Report. The Order supersedes a similar order issued by the Securities and Exchange Commission on March 4, 2020.

On April 2, 2020, Georgia Governor, Brian Kemp, issued a statewide Shelter-in-Place Executive Order (the “Shelter-in-Place Order”), subsequently modified, to help slow the spread of COVID-19. The Shelter-in-Place Order has since been extended to June 12, 2020 for vulnerable populations. The Company has transitioned to working remotely from home, however, such transition and the related inefficiencies in working remotely have delayed the preparation of the Quarterly Report. In addition, the impacts of the COVID-19 pandemic have interrupted the Company’s business and operations, and management time and effort have been diverted to address the health and safety needs of the Company’s tenants and properties. Furthermore, a significant amount of the accounting, finance and management team’s attention has been focused on analyzing and addressing the impact on the Company’s operations and financial condition.

Consequently, the disruptions described above have diverted management resources from completing all of the tasks necessary to file the Quarterly Report within the prescribed time period and additional time is needed to finalize the Quarterly Report and furnish the XBRL Interactive Data File exhibits required by Item 601(b)(101) of Regulation S-K. The Company is actively working to complete the Quarterly Report and estimates that it will file the Quarterly Report no later than June 29, 2020 (which is within the 45-day extension provided under the Order).

In light of the current COVID-19 pandemic, the Company anticipates that it will include the following Risk Factor in its Quarterly Report, as may be updated to reflect subsequent events affecting the Company:

COVID-19 Risk Factors

On March 11, 2020, the World Health Organization declared the outbreak of the respiratory illness caused by a novel strain of coronavirus, SARS-CoV-2, also known as COVID-19, a global pandemic. The COVID-19 pandemic has led governments and other authorities in the United States to impose measures intended to control its spread, including restrictions on freedom of movement and business operations such as travel bans, border closings, business closures, quarantines and shelter-in-place orders. Our business has been and will continue to be adversely affected by COVID-19.

Our tenants have been materially and adversely affected by the COVID-19 pandemic. Such an outbreak or other adverse public health developments has materially disrupted our tenants’ businesses and operations. Such events could cause temporary closures of nursing facilities, which could affect our tenants’ ability to make rental payments pursuant to their lease agreements.

In addition, our tenants’ operations could be further disrupted if any of their employees, or the employees of their vendors, have, or are suspected of having, a communicable disease, such as COVID-19. Such infections could cause, and in some cases have caused, our tenants or their vendors to experience staffing shortages, and this could potentially require our tenants and their vendors to close parts of or entire facilities, distribution centers, or other buildings to disinfect any affected areas.

We could also be adversely affected if government authorities impose upon our tenants, or their vendors, certain restrictions. These restrictions may be in the form of mandatory closures, requested voluntary closures, bans on new admissions, restricted operations, or restrictions on the importation of necessary equipment or supplies. Even if an infectious agent does not spread significantly, the perceived risk of infection or health risk may cause governmental authorities to take actions that may adversely affect our tenants’ operations and, therefore, impact our business. Likewise, family members may elect to keep nursing facility residents at home during an epidemic or pandemic, thus reducing our tenants’ revenue. Currently a number of our tenants have stopped admitting new patients due to COVID-19 infections and hence their revenues have declined.

During and after a public health emergency, our tenants may face lawsuits for alleged negligence associated with their responses to the emergency. The costs associated with defending, settling, or paying damages from such claims could impact our tenants’ operating budgets and affect their ability to meet their obligations under our leases.

While the Company has received most of its rental receipts from tenants through the date of this Current Report on Form 8-K, there are a number of uncertainties the Company faces as it considers the potential impact of COVID-19 on its business, including the length of census disruption, elevated COVID-19 costs related to personal protection equipment, cleaning supplies, virus testing and increased overtime due to staff illness and the extent to which federal and state funding support will offset these incremental costs for our tenants. We also do not know the number of facilities that will ultimately experience widespread, high-cost outbreaks of COVID-19, and while we have requested reporting from operators of their numbers of cases and CMS has required additional reporting by operators. Approximately 38% of our facilities have experienced positive COVID-19 test results of residents or staff as of the date of filing. We expect to see continued increased clinical protocols for infection control within facilities and increased monitoring of employees, guests and other individuals entering facilities; however, we do not yet know if future reimbursement rates will be sufficient to cover the increased costs of enhanced infection control and monitoring.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, the Company’s expectations as to the filing of the Quarterly Report. These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from management’s current expectations include the risk that the completion and filing of the Quarterly Report will take longer than expected, especially if key Company employees suffer a severe COVID-19 infection, and the risk that the Company will be unable to file the Quarterly Report within the extension period of 45 calendar days provided under the Order. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 15, 2020	REGIONAL HEALTH PROPERTIES, INC.

/s/ E Clinton Cain
E Clinton Cain
Interim Financial Officer, Senior Vice President and Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

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